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                                                                    EXHIBIT 10.5

                                BARCLAYS BANK PLC

                           GENERAL SECURITY AGREEMENT

                     (STOCKS, BONDS, NOTES, TRUST INTERESTS,
                       PARTNERSHIP INTERESTS, DEBENTURES,
                           WARRANTS AND STOCK OPTIONS)

         1. THE COLLATERAL. For value received, the undersigned (the "Debtor") hereby pledges, assigns and grants to BARCLAYS BANK PLC, acting through its Miami Agency at 801 Brickell Avenue, Miami, Florida 33131, with full recourse to Debtor and subject to the provisions of this Agreement, a first-ranking and perfected security interest in the following described personal property (the "Collateral"):

                  (a) The following described Securities (as defined below):

                           21,750 shares of the common stock of Colonial Bank,
an Alabama banking association ("Colonial Bank"), representing all of its issued and outstanding capital stock.

                  (b) All General Intangibles, rights, powers, privileges and preferences pertaining or incidental to any Securities pledged and assigned hereunder from time to time, and any interest, stock rights, rights to subscribe, cash distributions, dividends, stock dividends, dividends paid in stock, liquidating dividends, new securities (whether certificated or uncertificated) and other property to which Debtor may become entitled by reason of the ownership of any Securities pledged and assigned hereunder from time to time.

                  (c) All Proceeds and profits of any Collateral, all increases and additions to any Collateral and all replacements and substitutions for any Collateral, including without limitation any proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any Collateral, any awards or payments due or payable in connection with any requisition, confiscation, seizure or forfeiture of any Collateral by any person acting under governmental authority or color thereof, and any damages or other amounts payable to Debtor in connection with any lawsuit regarding any of the Collateral.

                  (d) All monies, bank accounts, balances, credits, deposits, collections, drafts, bills, notes and other property of every kind (whether tangible or intangible) now owned or hereafter acquired by Debtor and at any time in the actual or constructive possession of (or in transit to) Secured Party or its affiliates in any capacity or for any purpose.

         2. THE OBLIGATIONS. The Collateral secures and will secure the prompt and unconditional payment of the "Obligations." As used in this Agreement, the term "Obligations" means all amounts of any nature whatsoever now or hereafter owing in respect of that certain Note (the "Note") from Debtor to Secured Party of even date herewith in the principal amount of


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U.S. $25,000,000.00 and all renewals and extensions thereof, as well as all other obligations, indebtedness and liabilities of any nature whatsoever of Debtor to Secured Party under this Agreement.

         3. CERTAIN DEFINITIONS. For purposes of this Agreement, unless Debtor shall have otherwise agreed in writing (a) the term "Securities" means any notes, stocks, treasury stocks, bonds, debentures, evidences of indebtedness, warrants, partnership interests, stock options, beneficial interests in trusts, or equity interests of any nature whatsoever in any legal entity or, in general, any interest or instrument commonly known as a "security," or any warrant or right to subscribe to or purchase any of the foregoing; (b) the term "issuer" means, with respect to any Securities, the legal entity in which such Securities evidence an ownership or beneficial interest; (c) the term "Loan Documents" means this Agreement and the Note; and
(c) the term "organic documents" means with respect to Debtor or Colonial Bank, its articles of incorporation and by-laws, memorandum of association and articles of association, or comparable documents. All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings given them in the Florida Uniform Commercial Code.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor acknowledges and agrees that Secured Party is relying on the representations and warranties and covenants in this Agreement and the Note as a condition precedent to the extension(s) of credit secured hereby, and that all such representations and warranties and covenants shall survive the execution and delivery of this Agreement, the extension(s) of credit and any bankruptcy, insolvency or similar proceedings. Debtor hereby represents and warrants to Secured Party and covenants for the benefit of Secured Party as follows:

                  (a) Debtor is (and with respect to all Collateral acquired hereafter, shall be) the sole legal and equitable owner of the Collateral free from any adverse claim, lien, security interest, encumbrance or other right, title or interest of any person except for the security interest created hereby. Debtor has the unqualified right and power to grant a security interest in the Collateral without the consent of any person (other than any person whose written consent has been duly obtained, a true and correct copy of such consent having been delivered to Secured Party), and Debtor shall at Debtor's expense defend the Collateral against all claims and demands of all persons at any time claiming the Collateral or any interest therein adverse to Secured Party. Debtor shall not create, grant nor suffer to exist any pledge, security interest, lien, levy, garnishment, attachment, charge or encumbrance upon any of the Collateral (except in favor of Secured Party) and shall at all times keep the Collateral free from the same.

                  (b) All Securities pledged and assigned hereunder are (and with respect to all Collateral acquired hereafter, shall be) duly authorized and validly issued, fully paid and nonassessable, authentic, genuine, unaltered and not stolen or forged or counterfeit, and in all respects what they purport to be. Except as otherwise disclosed in writing to Secured Party simultaneously with or prior to the execution of this Agreement, the Collateral is freely tradable and assignable and is not subject to any restrictions on transfer or resale or other disposition in any manner (other than any restrictions imposed by any applicable securities laws).



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                  (c)      Colonial Bank is a duly-organized and validly
existing legal entity in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business in those jurisdictions where the nature of its business requires it to be so qualified, and has the necessary legal power and authority to own its property and assets and to transact the business in which it is engaged.

                  (d) Debtor is delivering (or causing to be delivered) to Secured Party upon or prior to execution of this Agreement all stock certificates, bonds, debentures, warrants, or other Instruments or writings evidencing any Securities pledged and assigned under this Agreement (and Debtor shall promptly deliver the same with respect to all certificated Securities pledged and assigned to Secured Party hereafter), together with duly executed stock powers in blank and all other assignments or endorsements requested by Secured Party. With respect to any uncertificated Securities pledged and assigned hereunder, Debtor has caused Secured Party to be registered as the transferee thereof on the books of the custodian bank, clearing corporation, brokerage house or issuer, as may have been requested by Secured Party (and Debtor shall promptly cause such registration with respect to all uncertificated Securities pledged and assigned to Secured Party hereafter).

                  (e) If new or additional Securities are issued to Debtor (as a stock dividend, stock split, or pursuant to any reclassification or recapitalization of the capital, or the reorganization or, merger, acquisition or consolidation, of Colonial Bank, or otherwise) with respect to the Collateral, then the same shall be deemed an increment to the Collateral and under pledge and assignment to Secured Party hereunder. If evidenced by a stock certificate, bond, warrant, debenture, certificate, or other Instrument or writing, then such Securities shall (to the extent acquired or received by or placed under Debtor's control) be held in trust for and promptly delivered to Secured Party, together with duly executed stock powers in blank and any other assignments or endorsements as Secured Party may request. If any such Securities are uncertificated, then Debtor shall immediately upon acquisition of such Securities cause Secured Party to be registered as the transferee thereof on the books of the custodian bank, clearing corporation, brokerage house or issuer, as may be requested by Secured Party.

                  (f) Unless otherwise agreed in writing by Secured Party, Debtor shall deliver to Secured Party, to be applied against the Obligations, whether or not matured, in any manner deemed appropriate by the Secured Party, any dividends, interest payments or other monies payable at any time in respect of any Security, promptly upon Debtor's receipt thereof and in the form received. Pending such delivery, Debtor shall hold such sums in trust for Secured Party and shall not commingle the same with Debtor's other funds. If any such dividend, interest payment or other monies shall be evidenced by a check, draft or other Instrument, Debtor shall endorse the same to the order of Secured Party immediately upon receipt and promptly deliver it to Secured Party, to be applied against the Obligations, whether or not matured, in any manner deemed appropriate by the Secured Party.

                  (g) Debtor's principal place of business is: Colonial Financial Center, One Commerce Street, Montgomery, Alabama, 36104. Without obtaining Secured Party's prior written consent, Debtor shall not change Debtor's chief place of business or the office(s) where



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Debtor's books, papers and records concerning the Collateral are kept, nor change Debtor's name, identity or corporate structure, nor do business under any fictitious or assumed name.

                  (h) Without the prior written consent of Secured Party, Debtor shall not sell, transfer, assign, convey or otherwise dispose of any interest in any of the Collateral, nor enter into any contract or agreement to do so.

                  (i) Debtor shall not take or permit any action that may impair the Collateral or Secured Party's security interest therein, and shall not permit any of the Collateral to be used in violation of any statute, regulation or other law. Without limiting the foregoing, Debtor will not compromise, release, surrender or waive any rights of any nature whatsoever in respect of any of the Collateral without Secured Party's prior written consent, which Secured Party may grant or withhold in its sole discretion.

                  (j) Debtor shall pay when due all taxes or other governmental charges whatsoever levied against the Collateral and all assessments (including stock assessments) upon the Collateral, and Debtor shall pay any tax which may be levied on or assessed against any Loan Document or the Obligations.

                  (k) Debtor shall pay on demand all reasonable filing fees and similar charges and all reasonable costs incurred by Secured Party in collecting or securing or attempting to collect or secure any Obligations, including the reasonable expenses and reasonable fees of Secured Party's legal counsel, whether or not involving litigation and/or appellate, administrative or bankruptcy proceedings. Debtor agrees to indemnify and hold Secured Party harmless on demand against all expenses, losses, consequences or damages incurred or suffered by Secured Party arising from or relating to any claim, demand, action or proceeding brought by any person(s) whomsoever in connection with or relating to the Collateral, the Obligations, this Agreement or any other Loan Document (including without limitation any court costs and the expenses and reasonable fees of Secured Party's legal counsel), except to the extent that a court of competent jurisdiction shall hold the same to be the result of Secured Party's own gross negligence or willful misconduct. Debtor shall pay any documentary stamp taxes, intangible taxes or other taxes (except for franchise or income taxes based on the net income of Secured Party) which may now or hereafter apply to the Collateral, the Obligations or this Agreement or any other Loan Document, and Debtor agrees to indemnify and hold Secured Party harmless from and against any liability, costs, attorney's fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred. All sums payable by Debtor under this Agreement are and shall be secured by the Collateral.

                  (l) If so requested by Secured Party at any time (whether before or after the occurrence of an Event of Default), Debtor shall immediately: (i) to the extent not previously delivered to the Secured Party in compliance with the terms hereof, deliver to Secured Party any and all Instruments and, Securities included in the Collateral at the time and place and manner specified by Secured Party, together with any endorsements, stock powers in blank and assignments requested by Secured Party for their transfer to Secured Party or to any other person selected by Secured Party, all in form and substance satisfactory to Secured Party; and (ii)



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execute, deliver and file any and all financing statements, continuation statements, agreements, notices, vouchers, invoices, schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, proxies, certificates, deeds or other papers and/or perform any act which Secured Party may reasonably deem necessary or appropriate to create, perfect, preserve, validate or otherwise protect Secured Party's security interest in the Collateral or to enable Secured Party from time to time to exercise and enforce Secured Party's rights under this Agreement or any other Loan Document.

                  (m) Debtor shall deliver to Secured Party a satisfactory annual financial statement and supporting documentation, prepared by an independent certified public accountant acceptable to Secured Party, for each of Debtor and Colonial Bank within ninety (90) days after the end of its fiscal year. Debtor shall also promptly deliver any other information reasonably requested by Secured Party from time to time regarding the respective financial condition or business operations or prospects of Debtor and Colonial Bank. All financial statements of Debtor previously delivered to Secured Party have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the correct respective financial conditions of Debtor as of their respective dates, and the foregoing shall be true with respect to all financial statements of Debtor and Colonial Bank delivered to Secured Party hereafter.

                  (n) There is no fact (including any pending or threatened litigation or proceeding) that Debtor has not disclosed to Secured Party in writing that could materially adversely affect its or Colonial Bank's respective properties, businesses or financial condition, or any Collateral to the extent that Debtor's ability to repay the amount of the note would be jeopardized. Debtor shall promptly notify Secured Party in writing if any event shall occur or become known to Debtor which has or could have any such materially adverse effect with respect to Debtor or Colonial Bank, or which materially changes the truth or correctness of any representation or warranty in any Loan Document, or which affects any rights incidental to, any Collateral or the ability of Debtor or Secured Party to dispose of the same (including without limitation the levy of any legal process or the filing of any lien against the Collateral or the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise).

                  (o) Debtor has duly obtained all permits, licenses, approvals and consents from, and made all filings with, any governmental authority (and the same have not lapsed nor been rescinded or revoked) which are necessary in connection with the execution or delivery or enforcement of any Loan Document or the performance of Debtor's obligations thereunder.

                  (p) There are no actions, suits or proceedings pending or threatened against or affecting any Collateral before any court of law or equity or any tribunal, administrative board or governmental authority, and Debtor is not in default under any other indebtedness or with respect to any order, writ, injunction, decree, judgment or demand of any court or any governmental authority.

                  (q) The execution and delivery of this Agreement and all other Loan



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Documents do not and shall not (i) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, decision or award applicable to Debtor or Colonial Bank, nor (ii) result in a breach of, or constitute a default under, any indenture, bond, mortgage, lease, instrument, credit agreement, undertaking, contract or other agreement to which Debtor or Colonial Bank is a party or by which any of them or their respective properties may be bound or affected. This Agreement and each Loan Document constitutes the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms.

                  (r) No extension of credit secured hereby is being used to purchase or carry any "margin stock" within the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, nor to extend credit to others for that purpose. No amount borrowed from Secured Party will be used for any purchase which violates or which is inconsistent with the provisions of Regulations G, U or X of the Board of Governors of the Federal Reserve System.

                  (s) If Debtor shall receive from any issuer, broker, custodian, clearing corporation or other person, any notice or communication (including without limitation any proxy solicitation, purchase offer, notice of any stockholders' meetings or annual report) with respect to any Collateral, Debtor shall immediately notify Secured Party of such notice or communication and, if the same shall be in writing, shall provide to Secured Party a true and correct copy thereof.

                  (t) Debtor shall at all times, unless Secured Party shall have otherwise instructed in writing, at Debtor's own expense and to the fullest extent permitted by law, exercise all voting rights in respect of any Securities pledged and assigned hereunder, and all other rights afforded to it by contract or by law, to actively oppose and prevent: (i) the issuance by Colonial Bank of additional Securities which might reduce or otherwise adversely affect the voting power or liquidation or other rights of Securities pledged and assigned hereunder; (ii) any modification or amendment to the organic documents of Colonial Bank; (iii) any liquidation, winding-up, dissolution or termination of existence of Colonial Bank; and (iv) any merger, consolidation, reorganization, recapitalization, or acquisition by or of Colonial Bank.

         5. RIGHTS OF SECURED PARTY. Debtor agrees with and for the benefit of Secured Party that:

                  (a) If Secured Party shall reasonably determine at any time that the Collateral is insufficient to secure the Obligations, then on demand by Secured Party Debtor shall reduce the outstanding amount of the Obligations to the extent specified by Secured Party, or shall pledge, assign and deliver to Secured Party additional Securities or other collateral reasonably acceptable to Secured Party sufficient to increase the Collateral to the amount specified by Secured Party. All such additional Securities or other Collateral so delivered to Secured Party from time to time shall thereupon become a part of the Collateral and subject to the provisions of this Agreement. From and after the occurrence of an Event of Default, Secured Party is authorized (but is not obligated) to sell all or any part of the Collateral whenever Secured Party considers such sale necessary for Secured Party's protection, and any such sale shall be made in accordance with this Agreement and applicable law, and may be made without prior demand for



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additional collateral or for payment on the Obligations or any other demands whatsoever.

                  (b) Debtor hereby grants Secured Party an irrevocable proxy, coupled with an interest, effective only from and after the occurrence and during the continuation of an Event of Default, to vote all Securities pledged and assigned hereunder, such proxy to remain effective as long as any Obligations shall remain outstanding. Pursuant to this proxy, Secured Party or its nominee(s) may, at any time an Event of Default is continuing, without notice to Debtor, exercise all voting and corporate rights at any meeting of Colonial Bank and may exercise any and all rights of conversion, exchange, subscription, receipt of cash tenders, or any other rights, privileges or options pertaining to such Securities as if Secured Party were the absolute owner thereof, including without limitation the right to exchange the same for other Securities or any other property upon the merger, consolidation, reorganization, recapitalization or other readjustment of Colonial Bank or upon the exercise by Colonial Bank or Secured Party of any right, privilege or option pertaining to such Securities, and in connection therewith, Secured Party may deposit and deliver any such Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Party may determine, all without liability except to account for property actually received by Secured Party.

                  (c) Secured Party shall have the right (but not the obligation) at its option to discharge or pay any taxes, assessments, liens, security interests or other encumbrances at any time levied or placed on or against the Collateral, to pay for the preservation or protection of the Collateral, and/or to advance monies for any other reason or purpose permitted under any Loan Document. Any amount so paid or advanced by Secured Party shall be secured by the Collateral and shall be repayable by Debtor on demand.

                  (d) Secured Party may sign and file financing statements, security agreements, recording instruments or other documents or amendments thereto with respect to the Collateral or any portion thereof without the signature of Debtor, all at Debtor's sole expense, and Debtor shall reimburse Secured Party on demand for any costs advanced or incurred by Secured Party in connection therewith. At Secured Party's option, a carbon, photographic or other reproduction of this Agreement (or of any financing statement executed by Debtor) shall be sufficient as a financing statement.

                  (e) During any continuing Event of Default, Secured Party is hereby irrevocably appointed the attorney-in-fact of Debtor, which appointment is coupled with an interest, with full power of substitution, on behalf of Debtor to perform all acts, and to execute and deliver all endorsements, notices, instruments of assignment and transfer, deeds, releases, bills of sale or other writings whatsoever which Secured Party deems appropriate to protect and preserve the Collateral and to perfect and maintain and realize upon Secured Party's security interest and rights in the Collateral. If so requested by Secured Party or by any other person, Debtor shall ratify and confirm the acts of Secured Party (and/or any substitute) as Debtor's attorney-in-fact.

                  (f) During any continuing Event of Default, Secured Party may take control of any Proceeds of Collateral at any time and may at its option apply any cash Proceeds of the



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Collateral (including without limitation any insurance proceeds or amounts payable in any lawsuit on account of the Collateral) to the payment of the Obligations, whether or not matured, in any manner deemed appropriate by Secured Party, or return such cash Proceeds to Debtor for use in the operation of Debtor's business.

                  (g) Secured Party shall not be obligated to do any of the acts authorized in this Agreement or any other Loan Document, but if Secured Party elects to do so then Secured Party shall not be responsible or liable to Debtor therefor (or for any consequences of such acts) except to the extent that a court of competent jurisdiction holds that Secured Party acted with gross negligence or willful misconduct.

         6. DUTY OF CARE. Secured Party shall have the right (but not the obligation) at any time to take any action Secured Party deems appropriate in its sole discretion for the protection or preservation of any Collateral in its possession or control. Secured Party shall exercise reasonable care with respect to Collateral in its custody only to the extent required by applicable law. Secured Party shall be deemed to have used reasonable care if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, or if Secured Party takes such action for that purpose as Debtor may reasonably request in writing. No omission to do any act not requested by Debtor shall be deemed a failure to exercise reasonable care, and no omission to comply with any request of Debtor shall of itself be deemed a failure to exercise reasonable care. Secured Party is not responsible for any injury or loss to the Collateral or any part thereof arising from Act of God, robbery, fire, flood, fraud or any other cause whatsoever beyond the control of Secured Party, and Secured Party shall not be liable for any negligent act or default of any of its collecting agents or correspondents. Secured Party shall not be required to examine or inquire into the validity of any Collateral subject to this Agreement, or to exchange or collect on any such Collateral, or to take any action necessary to hold any corporation, issuer or other person liable on the Collateral; Debtor hereby waives any obligation of diligence on the part of Secured Party in looking after, preserving or acting with respect to the Collateral or collecting the same.

         7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events, regardless of the cause thereof and whether within or beyond the control of Debtor, shall constitute an "Event of Default" under this
Agreement:

                  (a) The failure of Debtor to pay any sum when due under any Loan Document, whether upon maturity or by acceleration, and the expiration of any applicable grace period provided in such Loan Document for that payment;

                  (b) the following events which have not been cured by Borrower within fifteen (15) calendar days after Borrower has learned of the event or which have not been cured by Borrower within fifteen (15) calendar days after Bank gives notice to Borrower of the occurrence of the event, whichever occurs first: (i) the failure of Debtor to observe or perform any other covenant or agreement in this Agreement or any other Loan Document, or the occurrence of any other default under any Loan Document, and the expiration of any applicable grace period provided in such Loan Document for the cure of that failure or default; (ii) the sale



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or further voluntary or involuntary encumbrancing of any of the Collateral;
(iii) if any levy, attachment, execution, charging order, garnishment or other process shall be issued, or any involuntary lien or encumbrance shall be filed, against any portion of the Collateral; (iv) with respect to Colonial Bank, if any event shall occur which, in the reasonable judgment of Secured Party, represents or constitutes a material adverse change in the business or financial condition or prospects of such bank; (v) if any representation, warranty, affidavit, certificate or statement made or delivered to Secured Party by Debtor or on Debtor's behalf from time to time in connection with the Loan Documents or the Obligations shall prove false, incorrect or misleading in any material respect; (vi) the dissolution or merger or consolidation or termination of existence of Debtor or of Colonial Bank, or the failure or cessation or liquidation of the business of Debtor or Colonial Bank; (vii) if Debtor or Colonial Bank shall default in the payment of any indebtedness for borrowed money (whether direct or contingent and whether matured or accelerated) to Secured Party, or to any other person whomsoever in an amount of not less than One Million United States Dollars (U.S. $1,000,000.00), or if Debtor or Colonial Bank shall become insolvent or unable to pay its debts as they become due;
(viii) the anticipatory repudiation by Debtor of any of its obligations under any Loan Document, or any declaration by Debtor of intention not to perform any such obligations as and when the same become due; (ix) the disposition, transfer or exchange of all or substantially all of Debtor's or Colonial Bank's assets for less than fair market value; (x) the failure to obtain any permit, license, approval or consent from, or to make any filing with, any governmental authority (or the lapse or revocation or rescission thereof once obtained or made) which is necessary in connection with the execution or delivery or enforcement of any Loan Document or the performance of Debtor's obligations under any Loan Document; (xi) if it shall become unlawful for Secured Party to extend credit to Debtor, or to maintain any credit so extended, or for the Debtor to perform any of the Debtor's obligations under any Loan Document; and (xii) if any governmental authority (or any person acting or purporting to act under governmental authority) shall take any action to condemn, assume custody or control of, seize or appropriate all or any substantial part of Debtor's or Colonial Bank's property or to displace the management of Debtor's or Colonial Bank's business.

         8. RIGHTS AND REMEDIES ON DEFAULT. If any of the foregoing Events of Default shall occur, then Secured Party, in its sole discretion and without prior notice to Debtor, may at any time and from time to time during the continuation thereof take any or all of the following actions:

                  (a) declare any or all of the Obligations immediately due and payable;

                  (b) declare any or all other liabilities of Debtor to Secured Party immediately due and payable;

                  (c) terminate any obligation which Secured Party may have at that time to make further loans or extensions of credit or other financial accommodations to the Debtor;

                  (d) foreclose Secured Party's security interest(s) in any or all of the Collateral as provided by law;



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                  (e)      sell, re-sell, discount or dispose of all or any
portion of the Collateral, or endorse, assign and convey the same to any third party;

                  (f) require Debtor to assemble Debtor's books, records, files, papers and other data pertaining to the Collateral and deliver them to Secured Party at Debtor's expense to a place designated by Secured Party;

                  (g) enter the premises of Debtor and take possession of any Collateral not then in Secured Party's possession and any books, records, files and papers pertaining to the Collateral (Debtor hereby waiving and releasing Secured Party to the fullest extent permitted by law from any and all claims which Debtor might otherwise have against Secured Party in connection therewith or arising therefrom); and/or

                  (h) exercise any and all other rights and remedies with respect to the Collateral which Secured Party may enjoy under the Loan Documents, the Florida Uniform Commercial Code or any other applicable law.

                  All rights, remedies and powers granted to Secured Party in this Agreement or in any other Loan Document or by applicable law shall be cumulative and may be exercised singly or concurrently on one or more occasions. No delay in exercising or failure to exercise any of Secured Party's rights or remedies shall constitute a waiver thereof, nor shall any single or partial exercise of any right or remedy by Secured Party preclude any other or further exercise of that or any other right or remedy. No waiver of any right or remedy by Secured Party shall be effective unless made in writing and signed by Secured Party, nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing. Debtor shall not be subrogated to any rights of Secured Party against any other party or any Collateral until all sums due to Secured Party under the Obligations shall have been paid in full, and if any of the Obligations shall remain unpaid after the exercise of any or all of Secured Party's rights and remedies, then Debtor shall remain liable for such deficiency.

         9. SALE OF THE COLLATERAL. With respect to any sale or disposition of any of the Collateral provided for under this Agreement, whether made under the power of sale in this Agreement, under any applicable provisions of the Florida Uniform Commercial Code or other applicable law, or under judgment or order or decree in any judicial proceeding for the foreclosure of Secured Party's security interest or involving the enforcement of this
Agreement:

                  (a) The Collateral may be sold, resold, assigned or delivered in one or more parcels, at the same or at different times, in whole or in part, at public or private sale or at any broker's board or on any securities exchange, for cash or on credit or for other property, for immediate or future delivery, and at such price(s) and on such terms as Secured Party may determine in its sole discretion, so long as such disposition is commercially reasonable. Without precluding any other methods of sale, the sale of the Collateral shall be deemed made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks or other financial institutions when disposing of similar property.



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                  (b)      Debtor hereby waives any and all demand,
advertisement or notice (except as required by law), and any notification required by law with respect to the time and place of such sale or disposition shall be deemed reasonable if given at least fifteen (15) days before the time thereof, but notice given in any other reasonable manner shall also be sufficient. In the case of any sale at a broker's board or on a securities exchange, the notice shall identify the board or exchange at which such sale is to be made and the day on which the Collateral (or a portion thereof) will first be offered for sale. Any public sale of any of the Collateral shall be held at such time or times within ordinary business hours at such place or places as Secured Party may state in the notice or publication (if any) of such sale.

                  (c) Secured Party shall not be obligated to sell any of the Collateral if it determines not to do so, notwithstanding that notice of a sale of such Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made, without further notice, at the time and place identified in such announcement. In case of any sale of all or any part of the Collateral on credit or for future delivery, Secured Party may retain the Collateral sold until the sales price is paid by the purchaser(s) thereof, but Secured Party shall not incur any liability if any such purchaser shall fail to take up and pay for the Collateral so sold, in which case such Collateral may again be sold upon like notice.

                  (d) Debtor understands that applicable federal and state laws restricting and imposing requirements and restrictions on and the sales of bank securities to the general public (the "Banking and Securities Laws") may affect the disposition of any Securities and that Secured Party's concern that its sale or disposition of any such Securities be in compliance with the Banking and Securities Laws may very strictly limit Secured Party's course of conduct in disposing or attempting to dispose of all or any part of such Securities, and may also limit the extent to which or the manner in which any subsequent transferee may dispose of the same. Consequently, Debtor agrees that Secured Party may, in selling or disposing of any such Securities proceed in such manner and under such circumstances as it may deem reasonably necessary or advisable to assure compliance with the Banking and Securities Laws. Without limiting the generality of the foregoing, the Secured Party may, in its sole and absolute discretion: (i) sell privately any such Securities notwithstanding that such Securities may be qualified or registered for sale to the general public; (ii) approach and negotiate with a restricted number of potential purchasers to effect such sale; and (iii) restrict such sale to purchasers as to their number, nature of business and investment intention (including, without limitation, to purchasers each of whom will represent and agree to the satisfaction of Secured Party that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Securities or part thereof), it being understood that Secured Party may require Debtor, and Debtor hereby authorizes Secured Party, to cause a legend or legends to be placed on the certificates or Instruments to be delivered to such purchasers to the effect that the Securities represented thereby have not been registered under the Banking and Securities Laws and setting forth or referring to restrictions on the transferability of such Securities.

                  (e) Debtor agrees, if requested by Secured Party, at Debtor's sole expense to, and to cause Colonial Bank to, render such reasonable assistance as Secured Party or its legal counsel may request in connection with the private or public sale of such Securities. Debtor agrees to indemnify and hold harmless Secured Party and any underwriter against all loss, liability, expenses or claims (including the reasonable cost of any investigation) which any of them may incur in connection with the sale of such Securities to the extent that such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any registration statement, prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any intentional omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent due to the gross negligence or willful misconduct of Secured Party or any such underwriter.

                  (f) Secured Party may, to the fullest extent permitted by applicable law, bid for and purchase the Collateral in a commercially reasonable manner, and upon compliance with the terms of sale may hold, retain and possess and dispose of the same in its own absolute right without further accountability. Secured Party may credit all or any part of the Obligations against the purchase price(s) so bid, and may deliver any notes or instruments evidencing any of the Obligations in payment of such purchase price(s); if the amounts then owing under any such notes or instruments exceed such purchase price(s), then the same shall be returned to Secured Party after due notation of the partial discharge thereof.

                  (g) Upon consummation of any sale, Secured Party shall have the right to assign, transfer, endorse, convey and deliver to the respective purchaser(s) the Collateral or portion thereof so sold. Secured Party is hereby irrevocably appointed Debtor's true and lawful attorney-in-fact (which appointment is coupled with an interest) in Debtor's name and stead, with power of substitution, to make all necessary bills of sale, endorsements and instruments of assignment and transfer of the Collateral thus sold, and for such other purposes as Secured Party may deem necessary or desirable to effectuate the provisions of this Agreement or any other Loan Document. If so requested by Secured Party or by any other person, Debtor shall ratify and confirm the acts of Secured Party (and/or any substitute) as Debtor's attorney-in-fact.

                  (h) Such sale shall divest all right, title, interest, equity, redemption, claim and demand whatsoever of Debtor in and to the Collateral sold and shall be a perpetual bar both at law and in equity against Debtor and Debtor's successors and assigns, and against any and all persons claiming or who may claim all or any part of the Collateral from, through or under any of them.

                  (i) A receipt given by Secured Party (or its designated agent) shall be a sufficient discharge to the purchaser(s) at such sale for his or their purchase money, and none of them shall, after such payment and receipt, be obliged to see to the application of such purchase money or be answerable for any loss, misapplication or non-application thereof.

                  (j) Secured Party shall have no obligation whatsoever to resort first to any other security which Secured Party may hold for the Obligations. Secured Party shall not incur any liability to Debtor as a result of the sale of any Collateral at any private sale conducted in a commercially reasonable manner, or as a result of any failure to sell or offer for sale any Collateral for any reason whatsoever or to exercise any other right, privilege, option or power to the fullest extent permitted by law granted to Secured Party hereunder. Debtor hereby waives to the fullest extent permitted by law any claims against Secured Party arising with respect to any decrease in the market value of any Collateral during the period held for sale, or arising by reason of the fact that the price at which the Collateral may have been sold was less than the price that might have been obtained had the sale been otherwise effected, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

                  (k) A written agreement to sell any Collateral, which agreement Secured Party in good faith deems itself bound to perform, shall be treated as a sale of such Collateral and Secured Party shall be free to carry out such agreement. If such an agreement is then effective, Debtor shall not be entitled to the return of any Collateral subject thereto, even if after the date of such agreement all Events of Default shall have been cured or the Obligations shall have been fully paid and performed.

                  (l) After deducting all costs and expenses of every kind for taking, retaking, care, safekeeping, collecting, holding, preparing for sale, selling, delivering and the like (including legal costs, insurance, commission for sale, and reasonable attorney's fees and expenses) and all other charges against the Collateral, Secured Party shall apply the residue of the proceeds of any such sale or other disposition against any and all amounts remaining unpaid under the Obligations, all in such order of priority as Secured Party may determine in its sole discretion. Debtor shall remain liable for any deficiency remaining after such application, and any surplus shall be returned to Debtor.

         10.      WAIVER OF RIGHTS. Except for the written notice required under
Section 7 hereof, to the fullest extent permitted by law, Debtor hereby waives notice, demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold Debtor liable with respect to the Obligations. Until Secured Party receives all sums due with respect to the Obligations in immediately available funds, Debtor shall not be released from liability unless Secured Party expressly releases Debtor in a writing signed by Secured Party.

         11. ACTIONS OR PROCEEDINGS. With respect to any legal action or proceeding arising under this Agreement or any other Loan Document or concerning the Obligations and/or the Collateral, Debtor to the fullest extent permitted by law: (a) submits to the jurisdiction of the state and federal courts in the State of Florida; (b) agrees that the venue of any such action or proceeding may be laid in Dade County and waives any claim that the same is an inconvenient forum; (c) stipulates that service of process in any such action or proceeding shall be properly made if made on its registered service agent in the State of Florida; and (d) WAIVES TRIAL BY JURY (as does Secured Party by virtue of its acceptance of this Security Agreement). No provision of this Agreement or of the Note shall limit Secured Party's right to serve legal process in any other manner permitted by law or to bring any such action or proceeding in any other competent jurisdiction.

         12. NOTICES. Except as otherwise provided in this Agreement for service of legal process, any notice to Debtor shall be in writing and shall be deemed sufficiently made when received by Debtor at the address set forth in
Section 4(g) hereof to the attention of W. Flake Oakley, IV, Chief Financial Officer of Debtor. Any notice to Secured Party shall be directed to the attention of a Vice-President or higher ranking officer of Secured Party and shall be made in writing in the foregoing manner and shall be deemed sufficient when received by Secured Party at the following address: Barclays Bank PLC, Latin America Regional Office, 801 Brickell Avenue, Miami, Florida 33131. Any party may change its address for notice by giving written notice of the change in accordance with this paragraph.

         13. BUSINESS ENTITY. If Debtor is a corporation, partnership or other business entity, then Debtor hereby further represents and warrants to Secured Party that: (a) Debtor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation and is duly qualified to do business in those jurisdictions where the nature of its business requires it to be so qualified; (b) Debtor has all requisite power and authority (corporate or otherwise) to conduct its business, to own its properties, to execute and deliver this Agreement and all other Loan Documents, and to perform its obligations under the same; (c) the execution, delivery and performance of this Agreement and all other Loan Documents have been duly authorized by all necessary actions (corporate or otherwise) and do not require the consent or approval of Debtor's stockholders (if a corporation) or of any other person whose consent has not been obtained; and (d) the execution, delivery and performance of this Agreement and all other Loan Documents do not and shall not conflict with any provision of Debtor's by-laws or articles of incorporation (if a corporation), partnership agreement (if a partnership) or trust agreement or other document pursuant to which Debtor was created and exists or any other agreement by which Debtor is bound.

         14. INTEREST. All Obligations of Debtor to Secured Party arising under this Agreement shall bear interest, from the date when due until paid in full, at the rate then applicable under the Note. All such interest is and shall be secured by the Collateral.

         15. BINDING EFFECT; ASSIGNABILITY. The terms of this Agreement shall inure to the benefit of Secured Party and its permitted successors and assigns and shall be binding upon Debtor and Debtor's executors, personal representatives, heirs and permitted successors and assigns. Without the prior written consent of Secured Party (which it may grant or withhold in its sole discretion), Debtor shall not assign this Agreement nor delegate any of Debtor's duties hereunder.

         16. TERM. This Agreement shall take effect when signed by Debtor and delivered to Secured Party. This Agreement is a continuing agreement and shall remain in full force and effect until all the Obligations shall have been paid in full, unless earlier terminated by Secured Party in writing. After termination of this Agreement and the full payment of the Obligations, Secured Party shall turn over to Debtor any Proceeds of the Collateral received or held by Secured Party and shall reassign the Collateral to Debtor without recourse to Secured Party and without any representation or warranty or agreement of any kind on the part of Secured Party.

         17. INTERPRETATION. Whenever used in this Agreement, the term "person" means any individual, firm, corporation, trust or other organization or association or other enterprise or any governmental or political subdivision, agency, department or instrumentality thereof. Whenever used in this Agreement, the terms "written" or "in writing" mean any form of written communication and any communication by means of telex, telecopier device, telegraph or cable. Any reference in this Agreement to a sum expressed in dollars or with the symbol "U.S. $" or "$" means the lawful currency of the United States of America, unless such reference expressly identifies another dollar-denominated currency. Captions and paragraph headings contained in this Agreement are for convenience only and shall not affect its interpretation. Whenever used in this Agreement and unless the context otherwise requires, words in the plural include the singular, words in the singular include the plural, and pronouns of any gender include the other genders.

         18. MISCELLANEOUS. Time is of the essence with respect to the provisions of this Agreement. This Agreement may be amended but only by an instrument in writing executed by the party to be burdened thereby. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent that Debtor may lawfully waive any law that would otherwise invalidate any provision of this Agreement, Debtor hereby waives the same, to the end that this Agreement shall be valid and binding and enforceable against Debtor in accordance with all its terms. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, except that federal law shall govern to the extent that it may permit Secured Party to charge, from time to time, interest on the Obligations at a rate higher than may be permissible under Florida law.

         WITNESS THE DUE EXECUTION HEREOF by Debtor as of the 30th day of December, 1998.

Witnesses:                                THE COLONIAL BANCGROUP, INC.



      /s/ William A. McCrary              By:     /s/ W. Flake Oakley, IV
-----------------------------------          -----------------------------------
Name:  William A. McCrary, Esq.               Name:  W. Flake Oakley, IV
                                              Title: Chief Financial Officer


     /s/ Hugh C. Nickson, III
-----------------------------------
Name:  Hugh Nickson, Esq.

                                 PROMISSORY NOTE
                                     (TERM)

U.S. $25,000,000.00                                          MONTGOMERY, ALABAMA
                                                               DECEMBER 30, 1998


         FOR VALUE RECEIVED, THE COLONIAL BANCGROUP, INC., a Delaware corporation, with its principal address at One Commerce Street, Montgomery, Alabama 36104 ("Borrower"), promise(s) to pay to the order of BARCLAYS BANK PLC, a United Kingdom public limited company, with offices at 801 Brickell Avenue, Miami, Florida 33131 ("Bank"), or at such other place as may be designated from time to time by Bank, the principal amount of Twenty-Five Million United States Dollars (U.S. $25,000,000.00), together with interest as provided in this promissory note ("Note"), at the Interest Rate described in Section II below until full and final payment of all sums, whether of principal and/or interest and full satisfaction of all Obligations (as hereinafter defined) due and owing to the Bank.

I.       DISBURSEMENT AND MATURITY:

         The loan hereunder (the "Loan") shall be disbursed on or before close of business on December 30, 1998 in a single advance by payment of such amount by Bank by wire transfer on behalf of Borrower to: SunTrust Bank, Central Florida, N.A.; ABA #063102152; Beneficiary: Commercial Loan Operations; Beneficiary Account Number: 9215004320; Re: For Further Credit to The Colonial BancGroup, Inc. Commercial Loan #1774434801/83; Attention: Sharon Kalish, Financial Institutions Group. The Loan shall mature on June 30, 1999.

II.      INTEREST:

         The unpaid principal balance hereunder shall bear interest at a rate per annum equal to LIBOR plus 100 basis points (the "Interest Rate"). "LIBOR" shall mean the rate (rounded, if necessary, up to the nearest 1/16 of 1%) at which deposits in United States Dollars in an amount comparable to the Loan and for a period equal to the interest period are available to the Bank in the London Interbank Eurodollar Market two (2) London business days prior to the first day of such interest period.

         Principal shall be repaid in full upon maturity together with all accrued interest and any and all other sums due under any Loan Document (as defined below). Interest shall be paid on that day which falls thirty (30) days from the date of this Note and on each and every successive date which falls thirty (30) consecutive days thereafter (each, an "Interest Payment Date") until repaid upon maturity or accelerated pursuant to the provisions hereof and of the other Loan Documents, until all amounts required to be paid have been paid in full.

         Simultaneously herewith Borrower is executing a Security Agreement (together with this Note, individually, a "Loan Document", and collectively, the "Loan Documents"). Capitalized terms used and not otherwise defined in this Note shall have the meanings respectively assigned to them in the Security Agreement. Each use of a neuter, masculine, feminine or plural pronoun shall be deemed to refer to the form of pronoun appropriate to the circumstance.

         This Note evidences any and all principal amounts outstanding from time to time (including future advances) in respect of the Loan and all other amounts advanced from time to time or on behalf of Borrower by Bank pursuant to this Note or any other Loan Document, together with all accrued and unpaid interest thereon (including, without limitation, any and all interest and other amounts accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, irrespective of whether such interest and other amounts are allowed or allowable as claims in such proceedings), and all of the other amounts to be paid by Borrower under this Note and performance of all Obligations herein set forth or contained in any of the other Loan Documents and any renewals, extensions or modifications of the same (collectively the "Obligations"). All advances and payments made pursuant to this Note and the other Loan Documents may be recorded by Bank on its books and records, and such books and records, or any statement or certificate of Bank based upon such books and records, shall be conclusive as to the existence and amounts thereof absent manifest error.

III.     PREPAYMENTS:

         Unless otherwise provided for herein, the Borrower may prepay the Loan in part or in whole without penalty on any Interest Payment Date.

IV.      LOAN INSTRUMENTS AND COLLATERAL:

         As security for the timely payment of the Obligations, Borrower simultaneously with the execution of this Note and by means of the Security Agreement, is granting to Bank a first-ranking and perfected security interest in all of the issued and outstanding stock of Colonial Bank, a bank organized under the laws of the State of Alabama and the wholly-owned bank subsidiary of the Borrower ("Colonial Bank").

V.       GENERAL TERMS:

         1. The occurrence of one or more of the following events, circumstances or conditions shall constitute a default hereunder (each an "Event of Default"):

                  (a) the failure of Borrower to pay to Bank, promptly when the same shall become due (whether at scheduled maturity, upon acceleration or otherwise) any portion of the Obligations including, but not limited to, any installment of principal or of interest due under this Note or any fees due and owing to Bank under or in connection with the terms of this Note or any other Loan Documents; or

                  (b) the following events which have not been cured by Borrower within fifteen (15) calendar days after Borrower has learned of the event or which have not been cured by Borrower within fifteen (15) calendar days after Bank gives notice to Borrower of the occurrence of the event, whichever occurs first: (i) the occurrence of any other default under any Loan Document between Bank and Borrower; (ii) the occurrence of any default under any other agreement, loan or credit facility which may be entered into between Bank and Borrower; (iii) the failure of Borrower to perform any agreement, term, covenant or provision hereunder; (iv) the filing of any petition under the United States Bankruptcy Code or any similar federal or state statute by Borrower, or the filing of an involuntary petition by any individual or entity against Borrower pursuant to the United States Bankruptcy Code or any similar federal or state statute, which petition is not dismissed within sixty (60) days of the date of filing thereof; (v) the appointment of a receiver for Borrower or Colonial Bank; (vi) the making of a general assignment for the benefit of creditors by, or the insolvency of, Borrower or Colonial Bank; (vii) the entry of a judgment against the Borrower or Colonial Bank by any court, tribunal or administrative agency, in an amount of not less than U.S. $50,000,000, which is not vacated or bonded within thirty (30) days following the entry or issuance thereof; (viii) the issuance of any writ of attachment or writ of garnishment against any substantial portion of the property of Borrower or Colonial Bank which is not vacated within thirty (30) days following issuance; (ix) the dissolution, merger, consolidation or reorganization of Borrower or Colonial Bank without the prior written consent of Bank; (x) the reasonable determination by Bank that a material adverse change has occurred in the financial condition, affairs or prospects of Borrower or Colonial Bank which is not cured or corrected to the reasonable satisfaction of Bank within thirty (30) days following notice by Bank; and (xi) any representation or warranty made by Borrower in connection the Loan proves to have been false or materially misleading when made.

         2. Upon or at any time after the occurrence of any Event of Default, the indebtedness evidenced by this Note and all other Obligations of Borrower to Bank, however created and existing, under this Note and any other Loan Document shall at the option of Bank, accelerate and immediately become due and payable, without demand upon or notice to Borrower, and Bank shall be entitled to exercise any of the other remedies set forth herein and in the other Loan Documents or as otherwise provided by law. Any delay or failure by Bank to exercise any remedy hereunder or any forbearance by Bank in the exercise or partial exercise of any remedy hereunder shall not be deemed to constitute a waiver of any such remedy nor to preclude Bank from any further exercise of any such remedy or any other remedy provided hereunder or by law.

         3. Upon the occurrence and during the continuance of any Event of Default, Bank is authorized and may, at its sole discretion, exercise or otherwise enforce, at any time and from time to time, any one or more of Bank's rights, privileges and/or remedies, at law or in equity, or as provided under this Note or any Loan Document, without exhausting, pursuing or enforcing any other right and without regard to any act or omission of Bank, without notice (except as set forth in Section V.1.(b) above) to or demand upon Borrower to the fullest extent permitted by applicable law (the giving of notice or demand being expressly waived by Borrower); and Bank may, in addition to all other rights and remedies set off and apply any indebtedness owing by Bank or any agency, branch or affiliate of Bank to Borrower against the indebtedness evidenced by this Note, although then contingent or unmatured, and may apply directly or through any agency, branch, office or affiliate any and all deposits, whether general or special, time or demand, provisional or final, individual or joint, and other assets and properties at any time held by, under the control or custody or otherwise in possession of Bank or any agency, branch, office, or affiliate of Bank for the credit, account or benefit of Borrower against any and all of the Obligations hereunder or under any other Loan Document, whether or not demand for payment has been made. Borrower hereby grants Bank a continuing security interest in and to all such deposits, assets, properties and indebtedness in the possession of Bank, its branches, agencies, offices and affiliates and authorizes each such person in the case of an Event of Default to so set off and apply such amounts at such time and in such manner as Bank may direct as if each such person were a direct creditor of Borrower in the full amount of all Obligations hereunder. Bank agrees to notify Borrower after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application; and Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such Event of Default even though such setoff, application and charge is made or entered on the books of Bank subsequent thereto. Bank, in its sole discretion, may proceed against Borrower without first executing against any Collateral held as security for Borrower's Obligations hereunder and Borrower hereby expressly waives any defense it may have against Bank for failure to execute against the Collateral.

         4. From and after an Event of Default, Bank may transfer this Note and any other Loan Document and deliver to the transferee(s) all or any of the property, if any, then held by Bank as security or collateral for the indebtedness evidenced by this Note and the transferee(s) shall thereupon become vested with all the rights and powers given to Bank under the Loan Documents with respect thereto; and, Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility to Borrower, but shall retain all rights and powers hereby conferred with respect to any rights or property not so transferred.

         5. Except as otherwise set forth herein, the Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment or dishonor, protest and notice of protest, notice of renewal, modification or extension of time and all other notices except as otherwise specified in this Note and agrees that none of the terms or provisions hereof may be waived, altered, modified or amended without the written consent of Bank. Any waiver of any provision hereof shall be effective only in the specific instance and for the specific purpose for which such waiver is granted.

         6. Borrower agrees to on demand pay all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and related costs, incurred by the Bank in the collection of the indebtedness evidenced by this Note or any other Loan Document and any modification hereof or thereof, or in enforcing or protecting any of the rights, powers, remedies and privileges of the Bank hereunder or under any of the Loan Documents.

         7. Both principal and interest evidenced by this Note shall be payable in lawful currency of the United States of America to Bank at its offices at 801 Brickell Avenue, Miami, Florida 33131 or such other offices as Bank may specify to Borrower in writing, or at such other place designated by Bank, from time to time, in writing, in immediately available (same day) funds without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note, the proceeds hereof, or on Borrower or holder hereof by any government, or any instrumentality, authority or political subdivision thereof and without any other setoff or deduction whatsoever. Borrower agrees, upon the request of Bank, to immediately pay all such taxes (other than taxes on income of the holder hereof), duties and other charges, in full, in addition to the principal and interest evidenced by this Note.

         8. Borrower shall indemnify and hold Bank harmless against, and reimburse Bank for, any loss or expenses reasonably incurred by Bank (including without limitation any loss or expenses incurred to liquidate or re-employ deposits or other funds acquired by Bank to fund or maintain a loan hereunder) as a result of any payment or prepayment (whether or not authorized or required hereunder) of the Loan on any day other than the last day of the relevant interest period.

         If it shall become unlawful for Bank to fund or continue to maintain the Loan evidenced hereby or to perform Bank's obligations hereunder, upon Bank's demand, Borrower shall prepay in full all principal outstanding hereunder together with accrued interest thereon and all other amounts payable hereunder and upon such demand Bank shall have no further obligation to make the Loan.

         If by reason of the introduction of any law, regulation or other legal requirement or any change in any law, regulation or other legal requirement or the interpretation or administration of any law, regulation or other legal requirement or in compliance with any request or requirement from any central bank or any fiscal, monetary or other authority whatsoever (whether or not having the force of law) (a) Bank shall become subject to any tax (other than any tax based on Bank's net income) with respect to the indebtedness contemplated herein and or payment of all or any part of the indebtedness contemplated herein; or (b) the basis of taxation of payments to Bank in respect of all or any part of the indebtedness contemplated herein shall be changed or any additional taxes or an increase in existing taxes shall be imposed (other than any increase in any tax based on Bank's net income); or (c) any reserve requirements (not reflected in the calculation of the Eurodollar Rate) shall be imposed, modified or deemed applicable against assets held by or deposits in or for the account of loans by the lending office of the Bank; or (d) the manner in which the Bank allocates capital resources to its obligations hereunder or any ratio (whether cash, capital adequacy, liquidity or otherwise) which the Bank is required or requested to maintain shall be affected; and the result of any of the foregoing shall be to increase the cost to the Bank of maintaining the Loan or to cause the Bank to suffer a reduction in the rate of return on the Loan by an amount that the Bank deems to be material, then (i) the Bank will, as soon as reasonably practicable, notify the Borrower of the amount which Bank shall reasonably deem necessary to compensate Bank in respect of the Loan as a result of such event, and (ii) the Borrower shall within thirty (30) days after such notice pay such amount to the Bank, but shall also have the right to prepay the whole (but not part only) of the Loan subject to the provisions of this paragraph.

         9. Nothing contained in this Note or any other agreement between the parties hereto shall be deemed to establish or require the payment of a rate of interest in excess of the rate that may be legally charged on loans or extensions of credit made by the Bank under the laws of the State of Florida or of the United States, whichever is applicable and higher as such rate now exists or may hereafter be increased or the ceiling, if any, on the legal rate of interest eliminated, by legislation or otherwise ("Maximum Rate"). In the event that the rate of interest so contracted should exceed the Maximum Rate, whether as a result of its fluctuation, acceleration of the maturity hereof or otherwise, the rate of interest to be paid hereunder shall be automatically reduced to the Maximum Rate and so much of any interest reserved, charged or taken as would cause the same to exceed the Maximum Rate shall be deemed not to be a credit against interest but rather a prepayment on account of and be automatically credited against outstanding principal evidenced hereby regardless of how the same may appear on Bank's or Borrower's books or records; provided, however, no such application shall operate to cure or as a waiver of any Event of Default occasioning acceleration.

         10. All amounts outstanding hereunder shall bear interest during the continuance of any Event of Default hereunder or under any Loan Document until paid in full, to the extent permitted by law, at an annual



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

effective rate of simple interest (computed on the basis of actual days elapsed in a 360-day year) equal to four percent (4 %) in excess of the otherwise applicable Interest Rate.

         11. All payments by Borrower shall be applied, first, to the payment of any indemnities or reimbursements owed to the Bank under the Loan Documents; second, to the payment of past-due interest; third, to accrued and unpaid interest; and finally, to the payment (or prepayment, if permitted) of the Loan.

         12. TIME IS OF THE ESSENCE IN THE PAYMENT AND PERFORMANCE OF THIS PROMISSORY NOTE. WHENEVER, HOWEVER, A PAYMENT HEREUNDER BECOMES DUE ON A DATE ON WHICH BANKS ARE NOT OPEN FOR THE CONDUCT OF A GENERAL COMMERCIAL BANKING BUSINESS IN MONTGOMERY, ALABAMA AND MIAMI, FLORIDA (A "BUSINESS DAY"), THE DUE DATE FOR SUCH PAYMENT SHALL BE EXTENDED TO THE NEXT SUCCEEDING BUSINESS DAY, AND INTEREST APPLICABLE TO SUCH AMOUNT SHALL ACCRUE DURING ANY SUCH EXTENSION AND SHALL BE DUE AND PAYABLE ON SUCH NEXT SUCCEEDING BUSINESS DAY.

         13. Any notice herein required or permitted to be given or service of process in any suit, action or other proceeding to enforce this Note or any of the other Loan Documents shall be made to Borrower by delivery to Borrower at the address set forth on page one hereof or as then specified on Bank's records, and shall be deemed to have been given when so delivered to the attention of W. Flake Oakley, IV, Chief Financial Officer of the Borrower. It shall be Borrower's sole responsibility to notify Bank of any change in Borrower's address and Bank is authorized to rely solely on its records, without any independent investigation, for purposes of giving notice as specified in this paragraph 13.

         14. Borrower agrees that this Note has been made under and shall be governed by the laws of the State of Florida, without giving effect to the choice of law provisions thereof, in all respects (except as to interest rates which are or may be preempted by the federal laws of the United States), including matters of construction, validity and performance, and further consents that jurisdiction and venue in respect of any dispute arising out of or otherwise in connection with this Note shall be in Dade County, Florida and waives any and all objections thereto.

         15. If any provision of this Note shall be deemed unenforceable under applicable law, such provision shall be ineffective but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Note.

         16. Borrower shall pay or reimburse on demand any and all reasonable costs and expenses incurred by Bank in connection with the preparation, execution and delivery of this Note and any other Loan Document, including, without limitation, the reasonable fees and disbursements of the Bank's legal counsel.

         17. The Bank may sell participations in the Loan to other financial institutions and, in connection therewith, deliver to such institution any information which the Bank may have in its possession concerning the Borrower or Colonial Bank.

         18. TO THE FULL EXTENT ALLOWED BY APPLICABLE LAW, IN ANY DISPUTE WITH BANK BORROWER AGREES THAT IT WILL NOT SEEK, RECOVER OR RETAIN ANY AND HEREBY WAIVES ANY RIGHT IT MAY HAVE TO RECEIVE SPECIAL, EXEMPLARY, PUNITIVE AND/OR CONSEQUENTIAL DAMAGES.

         19. BANK AND BORROWER AND OTHER OBLIGOR(S) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR OTHERWISE IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK EXTENDING CREDIT TO BORROWER.

         IN WITNESS WHEREOF, the undersigned has/have executed this Note on the 30th day of December, 1998.

Witnesses                                 THE COLONIAL BANCGROUP, INC.



      /s/ William A. McCrary              By:      /s/ W. Flake Oakley, IV
-----------------------------------          -----------------------------------
Name:  William A. McCrary, Esq.              Name:  W. Flake Oakley, IV
                                             Title: Chief Financial Officer


     /s/ Hugh C. Nickson, III
-----------------------------------
Name:  Hugh Nickson, Esq.



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